Exhibit 99.1

Essent Group Ltd. Announces Fourth Quarter & Full Year 2025 Results and Increases Quarterly Dividend

HAMILTON, Bermuda--February 13, 2026--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended December 31, 2025 of $155.0 million or $1.60 per diluted share, compared to $167.9 million or $1.58 per diluted share for the quarter ended December 31, 2024. For the full year 2025, net income was $690.0 million or $6.90 per diluted share, compared to $729.4 million or $6.85 per diluted share for 2024.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.35 per common share. The dividend is payable on March 23, 2026 to shareholders of record on March 13, 2026.

“We are pleased to report strong operating performance in the fourth quarter and full year 2025, which underscores the resilience of our business model and our ability to generate sustainable, long-term value for our shareholders,” said Mark A. Casale, Chairman and Chief Executive Officer. “Our commitment to a balanced capital management strategy remains a priority, while our strong capital position and cash flow enabled us to return nearly $700 million to shareholders in 2025 through dividends and repurchases, while retiring nearly 10% of our outstanding shares.”
Financial Highlights:
•Mortgage Insurance new insurance written for the fourth quarter of 2025 was $11.8 billion, compared to $12.2 billion in both the third quarter of 2025 and fourth quarter of 2024.

•Mortgage Insurance in force as of December 31, 2025 was $248.4 billion, compared to $248.8 billion as of September 30, 2025 and $243.6 billion as of December 31, 2024.

•Essent Guaranty entered into a quota share reinsurance agreement during the fourth quarter of 2025 with a panel of highly rated third-party reinsurers covering 20% of all eligible policies written in 2027.

•During the fourth quarter of 2025, Essent Re entered into quota share agreements backed by Funds at Lloyd’s to reinsure certain property and casualty risks effective in the first quarter of 2026.

•All third-party reinsurance written by Essent Re is now reported as a segment, called Reinsurance.

•In 2025, Essent repurchased 9.9 million common shares for $576 million.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 888-330-2384 inside the U.S., or 240-789-2701 for international callers, using passcode 9824537 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-770-2030 inside the U.S., or 647-362-9199 for international callers, passcode 9824537.

In addition to the information provided in the Company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.
Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers or the loss of a significant customer; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs; decline in the volume of low down payment mortgage originations; uncertainty of loss reserve estimates; decrease in the length of time our insurance policies are in force; deteriorating economic conditions; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission on February 19, 2025, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) offering private mortgage insurance, reinsurance, and title insurance and settlement services to serve the housing finance industry. Additional information regarding Essent may be found at www.essentgroup.com.

Source: Essent Group Ltd.

Media Contact
610.230.0556
media@essentgroup.com

Investor Relations Contact
Philip Stefano
Vice President, Investor Relations
855-809-ESNT
ir@essentgroup.com

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter and Year Ended December 31, 2025

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Consolidated Historical Quarterly Data (Unaudited)
Exhibit D	Annual Segment Results (Unaudited)
Exhibit E	Historical Quarterly Segment Information (Unaudited)
Exhibit F	Mortgage Insurance - Historical Quarterly Data
Exhibit G	Mortgage Insurance - New Insurance Written
Exhibit H	Mortgage Insurance - Insurance in Force and Risk in Force
Exhibit I	Mortgage Insurance - Vintage Data
Exhibit J	Mortgage Insurance - Outward Reinsurance Vintage Data
Exhibit K	Mortgage Insurance - Geographic Data
Exhibit L	Mortgage Insurance - Rollforward of Defaults and Reserve for Losses and LAE
Exhibit M	Mortgage Insurance - Detail of Reserves by Default Delinquency
Exhibit N	U.S. Mortgage Insurance Company Capital
Exhibit O	Reinsurance
Exhibit P	Cash & Investments

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
(In thousands, except per share amounts)	2025	2024	2025	2024
Revenues:
Direct premiums written	$279,255	$279,008	$1,107,317	$1,098,603
Ceded premiums	(41,378)	(39,499)	(147,853)	(132,023)
Net premiums written	237,877	239,509	959,464	966,580
Decrease in unearned premiums	4,852	4,956	24,254	24,302
Net premiums earned	242,729	244,465	983,718	990,882
Net investment income	59,223	56,559	236,517	222,070
Realized investment losses, net	(188)	(114)	(923)	(2,350)
Income from other invested assets	3,942	6,889	17,586	7,375
Other income	6,698	7,228	24,037	24,927
Total revenues	312,404	315,027	1,260,935	1,242,904

Losses and expenses:
Provision for losses and LAE	56,073	40,975	149,337	81,220
Other underwriting and operating expenses	63,653	70,951	257,040	270,874
Interest expense	8,149	8,151	32,696	35,319
Total losses and expenses	127,875	120,077	439,073	387,413

Income before income taxes	184,529	194,950	821,862	855,491
Income tax expense	29,547	27,050	131,893	126,088
Net income	$154,982	$167,900	$689,969	$729,403

Earnings per share:
Basic	$1.62	$1.60	$6.97	$6.92
Diluted	1.60	1.58	6.90	6.85

Weighted average shares outstanding:
Basic	95,772	104,963	98,999	105,394
Diluted	96,664	106,104	100,023	106,550

Net income	$154,982	$167,900	$689,969	$729,403

Other comprehensive income (loss):
Change in unrealized appreciation (depreciation) of investments	13,440	(113,705)	151,999	(23,488)
Comprehensive income	$168,422	$54,195	$841,968	$705,915

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	December 31,	December 31,
(In thousands, except per share amounts)	2025	2024
Assets
Investments
Fixed maturities available for sale, at fair value	$5,455,593	$5,112,697
Short-term investments available for sale, at fair value	648,492	764,024
Total investments available for sale	6,104,085	5,876,721
Other invested assets	382,513	303,900
Total investments	6,486,598	6,180,621
Cash	123,049	131,480
Accrued investment income	47,371	43,732
Accounts receivable	51,267	55,564
Deferred policy acquisition costs	9,547	9,653
Property, equipment and software, net	49,189	41,871
Prepaid federal income tax	513,425	489,600
Goodwill and acquired intangible assets, net	78,153	79,556
Other assets	82,404	79,572
Total assets	$7,441,003	$7,111,649

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$446,822	$328,866
Unearned premium reserve	91,730	115,983
Net deferred tax liability	465,351	392,428
Senior notes due 2029, net	495,301	493,959
Other accrued liabilities	185,072	176,755
Total liabilities	1,684,276	1,507,991

Commitments and contingencies

Stockholders' Equity

Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 95,456 shares in 2025 and 105,015 shares in 2024	1,432	1,575
Additional paid-in capital	649,895	1,214,956
Accumulated other comprehensive income (loss)	(151,985)	(303,984)
Retained earnings	5,257,385	4,691,111
Total stockholders' equity	5,756,727	5,603,658

Total liabilities and stockholders' equity	$7,441,003	$7,111,649

Return on average equity	12.1%	13.6%

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Consolidated Historical Quarterly Data (Unaudited)

	2025				2024
	December 31	September 30	June 30	March 31	December 31
(In thousands, except per share amounts)
Revenues:
Net premiums earned	$242,729	$246,332	$248,809	$245,848	$244,465
Net investment income	59,223	59,795	59,289	58,210	56,559
Realized investment losses, net	(188)	(425)	(129)	(181)	(114)
Income from other invested assets	3,942	1,770	4,466	7,408	6,889
Other income (1)	6,698	4,358	6,708	6,273	7,228
Total revenues	312,404	311,830	319,143	317,558	315,027

Losses and expenses:
Provision for losses and LAE	56,073	44,922	17,055	31,287	40,975
Other underwriting and operating expenses	63,653	59,498	62,765	71,124	70,951
Interest expense	8,149	8,251	8,148	8,148	8,151
Total losses and expenses	127,875	112,671	87,968	110,559	120,077

Income before income taxes	184,529	199,159	231,175	206,999	194,950
Income tax expense (2)	29,547	34,944	35,836	31,566	27,050
Net income	$154,982	$164,215	$195,339	$175,433	$167,900

Earnings per share:
Basic	$1.62	$1.69	$1.95	$1.71	$1.60
Diluted	1.60	1.67	1.93	1.69	1.58

Weighted average shares outstanding:
Basic	95,772	97,400	100,037	102,881	104,963
Diluted	96,664	98,519	101,059	103,946	106,104

Book value per share	$60.31	$58.86	$56.98	$55.22	$53.36
Return on average equity (annualized)	10.8%	11.5%	13.8%	12.5%	11.9%

Senior debt & credit facility:
Borrowings outstanding	$500,000	$500,000	$500,000	$500,000	$500,000
Undrawn committed capacity	$500,000	$500,000	$500,000	$500,000	$500,000
Weighted average interest rate (end of period)	6.25%	6.25%	6.25%	6.25%	6.25%
Debt-to-capital	7.99%	8.01%	8.10%	8.12%	8.19%

Cash and investments available for sale at the holding companies	$1,268,579	$1,038,747	$995,032	$1,016,368	$1,052,900

(1) Other income includes net favorable (unfavorable) changes in the fair value of embedded derivatives associated with certain of our third-party reinsurance agreements, which for the quarters ended December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025, and December 31, 2024 were ($526), ($858), ($29), ($150), and $204, respectively.

(2) Income tax expense for the quarters ended December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024 includes $366, $493, $1,112, $1,561, and $1,591, respectively, of discrete tax expense associated with realized and unrealized gains and losses. Income tax expense for the quarters ended December 31, 2025, September 30, 2025 and December 31, 2024 also include ($396), ($828), and ($1,252), respectively, of favorable adjustments related to prior year tax returns. Income tax expense for the quarter ended March 31, 2025 also includes ($742) of excess tax benefits associated with the vesting of common shares and common share units.

								Exhibit D
Essent Group Ltd. and Subsidiaries
Supplemental Information
Annual Segment Results (Unaudited)

The following tables set forth comparative annual financial information for our two reportable business segments, Mortgage Insurance and Reinsurance, our Corporate & Other category and our consolidated results for the years ended December 31, 2025 and 2024 (unaudited). Our Corporate & Other category is used to reconcile our reportable business segments to consolidated results and includes business activities associated with our title insurance operations, income and losses from holding company treasury operations, and general corporate operating expenses not attributable to our operating segments.

Prior to December 31, 2025, we disclosed one reportable segment, Mortgage Insurance, which was comprised of "U.S. mortgage insurance" and "GSE and other mortgage risk share." Our mortgage insurance business and GSE and other mortgage risk share business each represented operating segments that were aggregated and disclosed as one reportable segment based on their shared economic characteristics and the similarities between the two operating segments. In the fourth quarter of 2025, Essent Re entered the Lloyd's of London market to reinsure certain property and casualty risks beginning in the first quarter of 2026. Considering the expansion of business and types of risks reinsured at Essent Re, our Chief Operating Decision Maker began to assess the performance of all third-party reinsurance as an operating segment as of December 31, 2025. To reflect this change, the GSE and other mortgage risk share operating segment is no longer aggregated with U.S mortgage insurance and all third-party reinsurance is now disclosed as a separate reportable segment: Reinsurance. All prior period segment information has been recast to conform to the new segment presentation.

	Year Ended December 31, 2025				Year Ended December 31, 2024
(In thousands)	Mortgage Insurance	Reinsurance	Corporate & Other	Consolidated	Mortgage Insurance	Reinsurance	Corporate & Other	Consolidated
Revenues:
Net premiums earned	$866,743	$60,609	$56,366	$983,718	$855,793	$68,883	$66,206	$990,882
Net investment income	174,358	20,271	41,888	236,517	164,469	18,872	38,729	222,070
Realized investment gains (losses), net	(870)	6	(59)	(923)	(2,343)	—	(7)	(2,350)
Income from other invested assets	8,267	—	9,319	17,586	7,171	—	204	7,375
Other income	5,111	8,708	10,218	24,037	4,896	9,256	10,775	24,927
Total revenues	1,053,609	89,594	117,732	1,260,935	1,029,986	97,011	115,907	1,242,904

Losses and expenses:
Provision for losses and LAE	145,373	310	3,654	149,337	75,156	26	6,038	81,220

Compensation and benefits	64,392	4,547	61,011	129,950	67,985	4,171	64,236	136,392
Premium and other taxes	23,596	52	2,181	25,829	22,951	56	1,497	24,504
Ceding commission	(28,669)	1,410	—	(27,259)	(25,144)	896	—	(24,248)
Other underwriting and operating expenses	42,570	4,136	81,814	128,520	41,168	3,661	89,397	134,226
Net operating expenses before allocations	101,889	10,145	145,006	257,040	106,960	8,784	155,130	270,874
Corporate expense allocations	38,077	1,491	(39,568)	—	43,003	784	(43,787)	—
Operating expenses after allocations	139,966	11,636	105,438	257,040	149,963	9,568	111,343	270,874
Interest expense	—	—	32,696	32,696	—	—	35,319	35,319
Income (loss) before income taxes	$768,270	$77,648	$(24,056)	$821,862	$804,867	$87,417	$(36,793)	$855,491

Loss ratio (1)	16.8%	0.5%			8.8%	—%
Expense ratio (2)	16.1	19.2			17.5	13.9
Combined ratio	32.9%	19.7%			26.3%	13.9%

(1) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(2) Expense ratio is calculated by dividing operating expenses after allocations by net premiums earned.

					Exhibit E
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Segment Information (Unaudited)

	Mortgage Insurance
	2025				2024
	December 31	September 30	June 30	March 31	December 31
($ in thousands)
Revenues:
Net premiums earned	$212,674	$215,683	$220,262	$218,124	$211,682
Net investment income	43,627	44,265	43,676	42,790	41,880
Realized investment losses, net	(218)	(427)	(124)	(101)	(120)
Income (loss) from other invested assets	2,044	(605)	3,619	3,209	2,925
Other income	1,149	800	1,614	1,548	1,893
Total revenues	259,276	259,716	269,047	265,570	258,260

Losses and expenses:
Provision for losses and LAE	55,159	44,171	15,323	30,720	37,236

Compensation and benefits	14,727	15,388	15,667	18,610	17,029
Premium and other taxes	6,038	6,010	5,984	5,564	5,955
Ceding commission	(7,526)	(7,328)	(7,054)	(6,761)	(6,799)
Other underwriting and operating expenses	11,816	10,005	10,028	10,721	10,809
Net operating expenses before allocations	25,055	24,075	24,625	28,134	26,994
Corporate expense allocations	9,213	7,081	8,979	12,804	10,431
Operating expenses after allocations	34,268	31,156	33,604	40,938	37,425
Income before income tax expense	$169,849	$184,389	$220,120	$193,912	$183,599

Loss Ratio (1)	25.9%	20.5%	7.0%	14.1%	17.6%
Expense Ratio (2)	16.1	14.4	15.3	18.8	17.7
Combined Ratio	42.0%	34.9%	22.3%	32.9%	35.3%

(1) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(2) Expense ratio is calculated by dividing operating expenses after allocations by net premiums earned.

				Exhibit E, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Segment Information (Unaudited)

	Reinsurance
	2025				2024
	December 31	September 30	June 30	March 31	December 31
($ in thousands)
Revenues:
Net premiums earned	$14,696	$16,304	$13,875	$15,734	$16,181
Net investment income	4,913	5,302	5,216	4,840	4,311
Realized investment gains, net	6	—	—	—	—
Other income	2,255	1,591	1,909	2,953	1,991
Total revenues	21,870	23,197	21,000	23,527	22,483

Losses and expenses:
Provision for losses and LAE	206	65	36	3	18

Compensation and benefits	961	1,180	1,126	1,280	1,008
Premium and other taxes	17	8	16	11	13
Ceding commission	580	433	144	253	252
Other underwriting and operating expenses	1,179	944	1,100	913	970
Net operating expenses before allocations	2,737	2,565	2,386	2,457	2,243
Corporate expense allocations	516	502	263	210	223
Operating expenses after allocations	3,253	3,067	2,649	2,667	2,466
Income before income tax expense	$18,411	$20,065	$18,315	$20,857	$19,999

Loss Ratio (1)	1.4%	0.4%	0.3%	—%	0.1%
Expense Ratio (2)	22.1	18.8	19.1	17.0	15.2
Combined Ratio	23.5%	19.2%	19.4%	17.0%	15.3%

(1) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(2) Expense ratio is calculated by dividing operating expenses after allocations by net premiums earned.

				Exhibit E, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Segment Information (Unaudited)

	Corporate & Other
	2025				2024
	December 31	September 30	June 30	March 31	December 31
($ in thousands)
Revenues:
Net premiums earned	$15,359	$14,345	$14,672	$11,990	$16,602
Net investment income	10,683	10,228	10,397	10,580	10,368
Realized investment gains (losses), net	24	2	(5)	(80)	6
Income from other invested assets	1,898	2,375	847	4,199	3,964
Other income	3,294	1,967	3,185	1,772	3,344
Total revenues	31,258	28,917	29,096	28,461	34,284

Losses and expenses:
Provision for losses and LAE	708	686	1,696	564	3,721

Compensation and benefits	14,675	12,608	13,926	19,802	16,490
Premium and other taxes	446	(88)	495	1,328	569
Other underwriting and operating expenses	20,740	20,338	21,333	19,403	24,655
Net operating expenses before allocations	35,861	32,858	35,754	40,533	41,714
Corporate expense allocations	(9,729)	(7,583)	(9,242)	(13,014)	(10,654)
Operating expenses after allocations	26,132	25,275	26,512	27,519	31,060
Interest expense	8,149	8,251	8,148	8,148	8,151
Loss before income tax expense	$(3,731)	$(5,295)	$(7,260)	$(7,770)	$(8,648)

	Consolidated
	2025				2024
	December 31	September 30	June 30	March 31	December 31
($ in thousands)
Revenues:
Net premiums earned	$242,729	$246,332	$248,809	$245,848	$244,465
Net investment income	59,223	59,795	59,289	58,210	56,559
Realized investment losses, net	(188)	(425)	(129)	(181)	(114)
Income from other invested assets	3,942	1,770	4,466	7,408	6,889
Other income	6,698	4,358	6,708	6,273	7,228
Total revenues	312,404	311,830	319,143	317,558	315,027

Losses and expenses:
Provision for losses and LAE	56,073	44,922	17,055	31,287	40,975

Compensation and benefits	30,363	29,176	30,719	39,692	34,527
Premium and other taxes	6,501	5,930	6,495	6,903	6,537
Ceding commission	(6,946)	(6,895)	(6,910)	(6,508)	(6,547)
Other underwriting and operating expenses	33,735	31,287	32,461	31,037	36,434
Total other underwriting and operating expenses	63,653	59,498	62,765	71,124	70,951
Interest expense	8,149	8,251	8,148	8,148	8,151
Income before income tax expense	$184,529	$199,159	$231,175	$206,999	$194,950

					Exhibit F
Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance - Historical Quarterly Data

	2025				2024
	December 31	September 30	June 30	March 31	December 31
($ in thousands)
New insurance written	$11,840,227	$12,233,252	$12,544,731	$9,945,336	$12,220,968
New risk written	3,030,169	3,239,497	3,357,820	2,698,639	3,297,296

Average insurance in force	$248,695,560	$247,821,046	$245,747,813	$244,005,459	$243,236,830
Insurance in force (end of period)	$248,356,397	$248,808,341	$246,797,619	$244,692,492	$243,645,423
Gross risk in force (end of period) (1)	$68,053,447	$68,262,577	$67,683,239	$67,026,626	$66,613,517
Risk in force (end of period)	$56,519,839	$56,940,929	$56,811,096	$56,565,811	$56,477,150
Policies in force	807,230	812,856	812,182	811,342	813,013
Weighted average coverage (2)	27.4%	27.4%	27.4%	27.4%	27.3%
Annual persistency	85.7%	86.0%	85.8%	85.7%	85.7%

Loans in default (count)	20,210	18,583	17,255	17,759	18,439
Percentage of loans in default	2.50%	2.29%	2.12%	2.19%	2.27%

Base average premium rate (3)	0.41%	0.41%	0.41%	0.41%	0.41%
Single premium cancellations (4)	—%	—%	—%	—%	—%
Gross average premium rate	0.41%	0.41%	0.41%	0.41%	0.41%
Ceded premiums	(0.07%)	(0.06%)	(0.05%)	(0.05%)	(0.06%)
Net average premium rate	0.34%	0.35%	0.36%	0.36%	0.35%

(1) Gross risk in force includes risk ceded under third-party reinsurance.
(2) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(3) Base average premium rate is calculated by dividing annualized base premiums earned by average insurance in force for the period.
(4) Single premium cancellations premium rate is calculated by dividing annualized premiums on the cancellation of non-refundable single premium policies by average insurance in force for the period.

							Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance - New Insurance Written

NIW by Credit Score
	Three Months Ended				Year Ended
	December 31, 2025		December 31, 2024		December 31, 2025		December 31, 2024
($ in thousands)
>=760	$6,608,095	55.8%	$5,754,605	47.1%	$23,980,900	51.4%	$20,141,961	44.2%
740-759	1,905,196	16.1	2,131,356	17.4	7,528,658	16.2	7,848,645	17.2
720-739	1,257,994	10.6	1,640,275	13.4	5,642,389	12.1	6,468,993	14.2
700-719	1,039,547	8.8	1,390,278	11.4	4,782,401	10.3	5,738,325	12.6
680-699	554,647	4.7	743,789	6.1	2,552,412	5.5	3,095,378	6.8
<=679	474,748	4.0	560,665	4.6	2,076,786	4.5	2,268,030	5.0
Total	$11,840,227	100.0%	$12,220,968	100.0%	$46,563,546	100.0%	$45,561,332	100.0%

Weighted average credit score	757		751		754		748

NIW by LTV
	Three Months Ended				Year Ended
	December 31, 2025		December 31, 2024		December 31, 2025		December 31, 2024
($ in thousands)
85.00% and below	$1,437,750	12.1%	$977,154	8.0%	$4,430,096	9.5%	$3,227,588	7.1%
85.01% to 90.00%	3,509,133	29.7	2,821,683	23.1	11,844,584	25.4	9,392,983	20.6
90.01% to 95.00%	5,663,293	47.8	6,348,777	51.9	23,533,435	50.6	24,357,459	53.5
95.01% and above	1,230,051	10.4	2,073,354	17.0	6,755,431	14.5	8,583,302	18.8
Total	$11,840,227	100.0%	$12,220,968	100.0%	$46,563,546	100.0%	$45,561,332	100.0%

Weighted average LTV	92%		93%		93%		93%

NIW by Product
	Three Months Ended				Year Ended
	December 31, 2025		December 31, 2024		December 31, 2025		December 31, 2024
Single premium policies		1.6%		1.2%		1.4%		1.4%
Monthly premium policies		98.4		98.8		98.6		98.6
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Year Ended
	December 31, 2025		December 31, 2024		December 31, 2025		December 31, 2024
Purchase		72.3%		88.3%		87.2%		95.0%
Refinance		27.7		11.7		12.8		5.0
		100.0%		100.0%		100.0%		100.0%

						Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance - Insurance in Force and Risk in Force

Portfolio by Credit Score
IIF by FICO score	December 31, 2025		September 30, 2025		December 31, 2024
($ in thousands)
>=760	$104,062,334	41.9%	$103,261,791	41.5%	$99,221,741	40.7%
740-759	43,225,016	17.4	43,372,715	17.4	42,574,390	17.5
720-739	37,671,181	15.2	38,113,923	15.3	37,953,625	15.6
700-719	32,473,548	13.1	32,834,985	13.2	32,657,660	13.4
680-699	19,357,527	7.8	19,625,586	7.9	19,772,912	8.1
<=679	11,566,791	4.6	11,599,341	4.7	11,465,095	4.7
Total	$248,356,397	100.0%	$248,808,341	100.0%	$243,645,423	100.0%

Weighted average credit score	747		746		746

Gross RIF by FICO score	December 31, 2025		September 30, 2025		December 31, 2024
($ in thousands)
>=760	$28,228,907	41.4%	$28,056,444	41.0%	$26,860,197	40.3%
740-759	11,997,094	17.6	12,054,702	17.7	11,799,832	17.7
720-739	10,452,268	15.4	10,587,116	15.5	10,512,364	15.8
700-719	9,049,840	13.3	9,155,794	13.4	9,067,640	13.6
680-699	5,357,151	7.9	5,429,039	8.0	5,440,776	8.2
<=679	2,968,187	4.4	2,979,482	4.4	2,932,708	4.4
Total	$68,053,447	100.0%	$68,262,577	100.0%	$66,613,517	100.0%

Portfolio by LTV
IIF by LTV	December 31, 2025		September 30, 2025		December 31, 2024
($ in thousands)
85.00% and below	$14,736,797	5.9%	$14,398,904	5.8%	$14,738,289	6.0%
85.01% to 90.00%	58,288,674	23.5	58,982,107	23.7	60,636,883	24.9
90.01% to 95.00%	131,950,396	53.1	131,889,655	53.0	127,152,954	52.2
95.01% and above	43,380,530	17.5	43,537,675	17.5	41,117,297	16.9
Total	$248,356,397	100.0%	$248,808,341	100.0%	$243,645,423	100.0%

Weighted average LTV	93%		93%		93%

Gross RIF by LTV	December 31, 2025		September 30, 2025		December 31, 2024
($ in thousands)
85.00% and below	$1,727,701	2.5%	$1,696,592	2.5%	$1,745,933	2.6%
85.01% to 90.00%	14,312,312	21.0	14,526,528	21.3	14,961,779	22.5
90.01% to 95.00%	38,906,277	57.2	38,895,352	57.0	37,510,076	56.3
95.01% and above	13,107,157	19.3	13,144,105	19.2	12,395,729	18.6
Total	$68,053,447	100.0%	$68,262,577	100.0%	$66,613,517	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	December 31, 2025		September 30, 2025		December 31, 2024
($ in thousands)
FRM 30 years and higher	$241,353,234	97.2%	$242,770,621	97.6%	$238,335,608	97.8%
FRM 20-25 years	1,449,192	0.6	1,070,635	0.4	1,133,494	0.5
FRM 15 years	2,009,940	0.8	1,664,866	0.7	1,231,952	0.5
ARM 5 years and higher	3,544,031	1.4	3,302,219	1.3	2,944,369	1.2
Total	$248,356,397	100.0%	$248,808,341	100.0%	$243,645,423	100.0%

													Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance - Vintage Data
December 31, 2025

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	Weighted Average Coupon	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2015	$86,862,507	$1,500,732	1.7%	8,297	4.28%	68.6%	50.4%	1.4%	11.5%	47.5%	2.3%	342	4.12%
2016	34,949,319	1,104,521	3.2	6,191	4.05	77.1	59.6	12.5	16.3	41.6	2.0	324	5.23
2017	43,858,322	2,766,418	6.3	17,652	4.33	90.3	81.9	26.8	21.5	36.2	2.9	840	4.76
2018	47,508,525	3,746,728	7.9	22,241	4.83	95.2	80.6	30.2	22.8	30.9	3.8	1,120	5.04
2019	63,569,183	8,487,193	13.4	43,215	4.26	90.4	75.9	27.4	19.5	34.1	3.6	1,595	3.69
2020	107,944,065	27,596,323	25.6	114,821	3.22	77.1	70.5	16.6	11.0	44.7	2.8	2,405	2.09
2021	84,218,250	40,962,380	48.6	142,501	3.11	92.4	72.5	18.6	13.7	39.9	6.6	3,806	2.67
2022	63,061,262	45,373,683	72.0	134,126	5.09	98.4	67.7	12.0	12.5	39.5	20.0	3,911	2.92
2023	47,666,852	35,213,136	73.9	102,677	6.59	98.9	73.7	19.5	11.2	38.1	23.5	3,189	3.11
2024	45,561,332	37,940,873	83.3	103,824	6.68	95.1	73.5	20.7	12.5	41.8	23.9	2,182	2.10
2025	46,563,546	43,664,410	93.8	111,685	6.56	87.0	65.2	15.1	10.2	50.4	14.3	496	0.44
Total	$671,763,163	$248,356,397	37.0	807,230	5.22	91.9	70.6	17.5	12.5	41.9	6.3	20,210	2.50

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

Essent Group Ltd. and Subsidiaries	Exhibit J
Supplemental Information
Mortgage Insurance - Outward Reinsurance Vintage Data
December 31, 2025

($ in thousands)
Insurance Linked Notes (1)
									Earned Premiums Ceded
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
Radnor Re 2021-1	Aug. 2020 - Mar. 2021	$18,441,345	$5,127,322	$557,911	$98,205	$—	$278,956	$276,117	$1,117	$5,114	$59,885
Radnor Re 2021-2	Apr. 2021 - Sep. 2021	24,416,860	6,937,919	439,407	192,783	—	279,415	271,058	2,806	11,736	174,012
Radnor Re 2022-1	Oct. 2021 - Jul. 2022	24,193,885	6,723,897	237,868	129,621	—	303,761	291,448	2,929	12,437	119,251
Radnor Re 2023-1	Aug. 2022 - Jun. 2023	24,656,390	6,784,369	281,462	209,417	—	281,463	271,149	3,081	12,350	198,527
Radnor Re 2024-1	Jul. 2023 - Jul. 2024	24,523,993	6,793,368	363,366	248,025	—	256,495	255,324	3,059	11,902	183,539
Total		$116,232,473	$32,366,875	$1,880,014	$878,051	$—	$1,400,090	$1,365,096	$12,992	$53,539	$735,214

Excess of Loss Reinsurance (2)
									Earned Premiums Ceded
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
XOL 2019-1	Jan. 2018 - Dec. 2018	$3,708,752	$980,319	$118,650	$76,144	$—	$253,643	$241,441	$627	$2,489	$—
XOL 2020-1	Jan. 2019 - Aug. 2019	4,863,645	1,288,360	55,102	29,152	—	215,605	210,515	252	999	—
XOL 2022-1	Oct. 2021 - Dec. 2022	55,006,139	15,182,087	141,992	137,530	—	507,114	473,213	1,563	6,342	132,723
XOL 2023-1	Jan. 2023 - Dec. 2023	31,751,705	8,821,968	36,627	36,105	—	366,270	358,985	432	1,734	34,713
XOL 2024-1	Jan. 2024 - Dec. 2024	35,200,756	9,692,442	58,005	58,005	—	331,456	330,254	658	2,610	55,907
XOL 2025-1	Jan. 2025 - Dec. 2025	43,596,176	11,545,801	80,821	80,821	—	343,234	343,234	733	1,300	77,723
Total		$174,127,173	$47,510,977	$491,197	$417,757	$—	$2,017,322	$1,957,642	$4,265	$15,474	$301,066

Quota Share Reinsurance (2)
						Losses Ceded		Ceding Commission		Earned Premiums Ceded
Year	Ceding Percentage	Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
Sep. 2019 - Dec. 2020	(4)	$31,179,681	$8,623,082	$6,471,751	$1,763,952	$391	$(37)	$1,893	$8,299	$3,121	$11,933	$109,386
Jan. 2022 - Dec. 2022	20%	45,327,727	12,452,848	9,065,545	2,490,570	2,577	8,037	1,628	6,796	5,426	20,454	185,009
Jan. 2023 - Dec. 2023	17.5%	31,653,079	8,797,311	5,539,289	1,539,529	2,770	7,762	1,159	4,865	5,205	17,979	123,856
Jan. 2024 - Dec. 2024	15%	37,722,203	10,369,501	5,658,330	1,555,425	2,790	7,949	1,199	4,991	5,368	18,679	126,867
Jan. 2025 - Dec. 2025	25%	43,623,229	11,553,296	10,905,807	2,888,324	1,955	2,917	1,646	3,718	5,001	9,795	188,836
Total		$189,505,919	$51,796,038	$37,640,722	$10,237,800	$10,483	$26,628	$7,525	$28,669	$24,121	$78,840	$733,954

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.
(4) Under QSR-2019, Essent Guaranty cedes 36% of premiums on singles policies and 18% on all other policies.

			Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance - Geographic Data

IIF by State
	December 31, 2025	September 30, 2025	December 31, 2024
CA	12.1%	12.2%	12.5%
FL	12.0	12.0	11.9
TX	11.4	11.3	11.1
AZ	4.0	4.0	3.8
CO	4.0	4.0	4.1
GA	3.9	3.8	3.7
WA	3.4	3.4	3.4
NC	3.2	3.1	3.0
MI	2.6	2.6	2.5
NY	2.6	2.6	2.6
All Others	40.8	41.0	41.4
Total	100.0%	100.0%	100.0%

Gross RIF by State
	December 31, 2025	September 30, 2025	December 31, 2024
FL	12.3%	12.2%	12.1%
CA	12.1	12.2	12.4
TX	11.6	11.6	11.4
AZ	4.1	4.0	3.9
CO	3.9	3.9	4.0
GA	3.9	3.9	3.8
WA	3.4	3.4	3.4
NC	3.2	3.1	3.0
MI	2.6	2.6	2.5
UT	2.6	2.6	2.5
All Others	40.3	40.5	41.0
Total	100.0%	100.0%	100.0%

					Exhibit L

Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance
Rollforward of Defaults and Reserve for Losses and LAE

Rollforward of Insured Loans in Default
	Three Months Ended
	2025				2024
	December 31	September 30	June 30	March 31	December 31
Beginning default inventory	18,583	17,255	17,759	18,439	15,906
Plus: new defaults (A)	11,245	10,357	8,810	9,664	11,136
Less: cures	(9,357)	(8,713)	(9,078)	(10,173)	(8,408)
Less: claims paid	(235)	(296)	(215)	(153)	(183)
Less: rescissions and denials, net	(26)	(20)	(21)	(18)	(12)
Ending default inventory	20,210	18,583	17,255	17,759	18,439

(A) New defaults remaining as of December 31, 2025	8,411	4,131	2,402	1,481	1,191
Cumulative cure rate (1)	25%	60%	73%	85%	89%

Total amount paid for claims (in thousands)	$13,171	$16,456	$9,007	$6,330	$7,740
Average amount paid per claim (in thousands)	$56	$56	$42	$41	$42
Severity	80%	78%	67%	70%	68%

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	2025				2024
($ in thousands)	December 31	September 30	June 30	March 31	December 31
Reserve for losses and LAE at beginning of period	$379,548	$345,952	$338,128	$310,156	$274,926
Less: Reinsurance recoverables	47,957	41,966	40,351	36,655	30,867
Net reserve for losses and LAE at beginning of period	331,591	303,986	297,777	273,501	244,059
Add provision for losses and LAE occurring in:
Current year	67,865	62,349	45,119	48,928	50,212
Prior years	(12,705)	(18,179)	(29,796)	(18,208)	(12,976)
Incurred losses and LAE during the period	55,160	44,170	15,323	30,720	37,236
Deduct payments for losses and LAE occurring in:
Current year	2,649	552	315	51	1,569
Prior years	10,612	16,013	8,799	6,393	6,225
Loss and LAE payments during the period	13,261	16,565	9,114	6,444	7,794
Net reserve for losses and LAE at end of period	373,490	331,591	303,986	297,777	273,501
Plus: Reinsurance recoverables	56,120	47,957	41,966	40,351	36,655
Reserve for losses and LAE at end of period	$429,610	$379,548	$345,952	$338,128	$310,156

(1) The cure rate is calculated by dividing new defaults remaining as of the reporting date by the original number of new defaults reported in the quarterly period and subtracting that percentage from 100%.

					Exhibit M
Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance
Detail of Reserves by Default Delinquency

	December 31, 2025
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Two payments	6,892	34%	$40,876	10%	$545,198	7%
Three payments	3,002	15	32,458	8	246,194	13
Four to eleven payments	7,261	36	163,087	41	615,449	26
Twelve or more payments	2,742	13	139,036	35	224,248	62
Pending claims	313	2	21,360	6	23,797	90
Total case reserves	20,210	100%	396,817	100%	$1,654,886	24%
IBNR			29,761
LAE			3,032
Total reserves for losses and LAE			$429,610

Average reserve per default:
Case			$19.6
Total			$21.3

Default Rate	2.50%
3+ Month Default Rate	1.65%

	December 31, 2024
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Two payments	6,691	36%	$32,672	11%	$522,644	6%
Three payments	3,154	17	26,278	9	250,696	10
Four to eleven payments	6,408	35	122,551	43	515,600	24
Twelve or more payments	2,022	11	93,269	33	153,376	61
Pending claims	164	1	11,174	4	12,478	90
Total case reserves	18,439	100%	285,944	100%	$1,454,794	20%
IBNR			21,446
LAE			2,766
Total reserves for losses and LAE			$310,156

Average reserve per default:
Case			$15.5
Total			$16.8

Default Rate	2.27%
3+ Month Default Rate	1.44%

					Exhibit N

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Company Capital

	2025				2024
	December 31	September 30	June 30	March 31	December 31
($ in thousands)
Essent Guaranty, Inc:
Statutory capital	$3,572,887	$3,732,465	$3,714,146	$3,642,374	$3,594,381
Net risk in force (1)	$32,486,788	$33,367,706	$33,986,508	$34,968,089	$35,159,976

Risk-to-capital ratio (2)	9.1:1	8.9:1	9.2:1	9.6:1	9.8:1

Essent Guaranty, Inc. PMIERs Data (3):
Available Assets	$3,520,454	$3,666,883	$3,654,460	$3,628,675	$3,612,993
Minimum Required Assets	2,087,473	2,065,890	2,075,409	2,107,620	2,029,738
PMIERs excess Available Assets	$1,432,981	$1,600,993	$1,579,051	$1,521,055	$1,583,255
PMIERs sufficiency ratio (4)	169%	177%	176%	172%	178%

(1) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(2) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(3) Data is based on our interpretation of the PMIERs as of the dates indicated.
(4) PMIERs sufficiency ratio is calculated by dividing Available Assets by Minimum Required Assets.

					Exhibit O

Essent Group Ltd. and Subsidiaries
Supplemental Information
Reinsurance

	2025				2024
($ in thousands)	December 31	September 30	June 30	March 31	December 31
Reinsurance Portfolio:
Reinsured Risk in Force	$2,274,882	$2,257,197	$2,321,008	$2,220,477	$2,240,284
Reserve for losses and LAE	$359	$153	$88	$52	$51

Weighted average credit score (1)	751	751	751	751	751
Weighted average LTV (1)	83%	83%	83%	82%	82%

Essent Reinsurance Ltd. Capital:
Stockholder's equity (GAAP basis)	$1,695,390	$1,722,135	$1,751,720	$1,780,924	$1,773,044
Net risk in force (2)	$25,880,997	$25,453,510	$24,802,145	$23,482,726	$23,250,018

(1) Represents statistics on mortgage reinsurance portfolio only.
(2) Net risk in force represents total risk in force net of exposures on policies for which loss reserves have been established. It includes amounts reinsured under a quota share agreement with Essent Guaranty, Inc. in addition to reinsurance agreements with unrelated third parties.

				Exhibit P
Essent Group Ltd. and Subsidiaries
Supplemental Information
Cash & Investments

Cash & Investments by Asset Class
Asset Class	December 31, 2025		December 31, 2024
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$369,712	5.6%	$547,290	8.7%
U.S. agency mortgage-backed securities	1,174,895	17.8	1,125,436	17.8
Municipal debt securities	610,411	9.2	583,501	9.2
Non-U.S. government securities	56,024	0.8	69,798	1.1
Corporate debt securities	1,980,080	30.0	1,783,046	28.3
Residential and commercial mortgage securities	464,105	7.0	478,086	7.6
Asset-backed securities	800,366	12.1	631,959	10.0
Money market funds	648,492	9.8	657,605	10.4
Total investments available for sale	6,104,085	92.3	5,876,721	93.1
Other invested assets	382,513	5.8	303,900	4.8
Cash	123,049	1.9	131,480	2.1
Total cash and investments	$6,609,647	100.0%	$6,312,101	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	December 31, 2025		December 31, 2024
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$846,230	15.5%	$2,513,014	48.1%
Aa1	1,799,508	32.9	101,809	2.0
Aa2	300,026	5.5	301,080	5.8
Aa3	319,848	5.9	271,069	5.2
A1	545,918	10.0	511,076	9.8
A2	511,146	9.4	411,999	7.9
A3	494,434	9.1	463,616	8.8
Baa1	244,424	4.5	218,454	4.2
Baa2	208,247	3.8	198,193	3.8
Baa3	122,596	2.2	151,729	2.9
Below Baa3	63,216	1.2	77,077	1.5
Total (2)	$5,455,593	100.0%	$5,219,116	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.
(2) Excludes $648,492 and $657,605 of money market funds at December 31, 2025 and December 31, 2024, respectively.
Investments Available for Sale by Duration and Book Yield
Effective Duration	December 31, 2025		December 31, 2024
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 year	$1,549,327	25.4%	$1,587,022	26.9%
1 to < 2 years	527,914	8.6	544,630	9.3
2 to < 3 years	532,211	8.7	473,301	8.1
3 to < 4 years	571,255	9.4	445,614	7.6
4 to < 5 years	536,135	8.8	546,414	9.3
5 or more years	2,387,243	39.1	2,279,740	38.8
Total investments available for sale	$6,104,085	100.0%	$5,876,721	100.0%

Pre-tax investment yield (3)	Three months ended December 31, 2025	Year ended December 31, 2025
Yield on cash and investments available for sale	3.84%	3.83%
Return on other invested assets	4.15%	5.06%
Aggregate yield on total cash and investments	3.85%	3.90%

(3) Yield on investments available for sale is calculated as the annualized gross investment income earned divided by the average amortized cost of cash and investments available for sale. Return on other invested assets is calculated as annualized income (loss) from other invested assets divided by the average balance of other invested assets. The aggregate yield is calculated as the sum of the numerators in the calculations described above divided by the sum of denominators in the calculations described above.